Summary of Significant Accounting Policies (Accounts Receivable, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Allowance for Doubtful Accounts Receivable [Roll Forward]
Beginning balance, January 1,	$ 1,971	$ 2,087	$ 1,971
Additions	478	345	361
Account Receivable, Additions from Acquisitions	0	87	0
Deductions	(377)	(548)	(245)
Ending balance	$ 2,072	$ 1,971	$ 2,087